SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                          SPORTS GROUP INTERNATIONAL, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                        SPORTS GROUP INTERNATIONAL, INC.

                                 NOTICE OF 2000

                         ANNUAL MEETING OF STOCKHOLDERS

                               AND PROXY STATEMENT

                        SPORTS GROUP INTERNATIONAL, INC.

November 20, 2000

Dear Stockholder:

     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Sports Group International, Inc. on December 28, 2000 at 10:00 a.m., at the law offices of Ryley, Carlock & Applewhite, P.A. in Phoenix, Arizona. Information about the meeting is presented on the following pages.

     In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer stockholder questions.

     Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.

                                 Sincerely,

                                 /s/ Kevin Blackwell

                                 Kevin Blackwell
                                 Chairman of the Board, President & C.E.O.

                        SPORTS GROUP INTERNATIONAL, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Shareholders:

     The Annual Meeting of Stockholders of Sports Group International, Inc. (the "Company") will be held at the law offices of Ryley, Carlock & Applewhite, P.A. at 101 N. 1st Ave., Suite 2700, Phoenix, Arizona 85003 on December 28, 2000, at 10:00 a.m. local time, for the following purposes:

     1. To elect the directors of the Company to serve for the ensuing year;

     2. To approve and ratify the selection of King, Weber & Associates, P.C. as independent auditors for the Company for the 2000 fiscal year;

     3. To approve an Amendment to the Company's Articles of Incorporation to effectuate a name change;

     4. To approve an Amendment to the Company's Articles of Incorporation to authorize 160,000 shares of an additional series of the Company's Preferred Stock;

     5. To approve an Amendment to the Company's 1999 Stock Option Plan (the "Plan") to allow an additional 3,000,000 shares of Common Stock to be issued under the Plan;

     6. To transact any other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on November 15, 2000,as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Shares of common stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

     YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                By Order of The Board of Directors,

                                /s/ Kathryn Blackwell

                                Kathryn Blackwell
                                Secretary
Scottsdale, Arizona
November 20,2000

                        SPORTS GROUP INTERNATIONAL, INC.
                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sports Group International, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If not otherwise specified, all proxies received pursuant to the solicitation will be voted FOR the nominees named below in the election of Directors, FOR the ratification of King, Weber & Associates, P.C. as the Company's independent auditors for the 2000 fiscal year, FOR the amendment to the Company's Articles of Incorporation to effectuate a name change and to authorize 160,000 shares of an additional series of Preferred Stock, and FOR the Amendment to the Company's 1999 Stock Option Plan to increase the number of common shares authorized for issuance by 3,000,000. The address of the Company's principal executive offices is 7730 E. Greenway Rd., Suite 104, Scottsdale, Arizona 85260. This Proxy Statement, proxy card, and the Company's Annual Report on Form 10-KSB are being mailed on or about December 1, 2000 to the shareholders of record as of the close of business on November 15, 2000 (the "Record Date").

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

     Returning your Proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein and in favor of all other proposals described herein. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained. A broker non-vote occurs when a nominee voting shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

     The Company knows of no reason why any of the nominees for the Board of Directors named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, the proxy will be voted in accordance with the best judgments of the persons named therein. The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by the persons named in a manner that such persons, in their judgment, consider to be in the best interests of the Company.

                           COST OF PROXY SOLICITATION

     The Company will bear the cost of the solicitation of proxies, which will be nominal and will include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the outstanding common stock and preferred stock of the Company. Proxies will be solicited my mail, and may be solicited personally by directors, officers, or regular employees of the Company, who will not be compensated for their services.

                  RECORD DATE AND VOTING SECURITIES OUTSTANDING

     Only stockholders of record at the Record Date are entitled to vote at the Annual Meeting, either in person or by valid proxy. Ballots cast at the Annual Meeting will be counted by the Inspector of Elections, and the results of all ballots cast will be announced at the Annual Meeting.

     As of the Record Date, there were 10,710,052 shares of the Company's common stock issued and outstanding ("Common Stock"), 575,000 shares of Series A Preferred Stock issued and outstanding ("Series A Preferred"), and 650,000 shares of Series B Preferred Stock issued and outstanding ("Series B Preferred"). Shareholders of the Common Stock are entitled to one vote for each share of Common Stock held as of the Record Date. Shareholders of the Series A Preferred and Series B Preferred are entitled to 13 1/3 and 10 votes, respectively, for each preferred share held as of the Record Date.

                          ANNUAL REPORT ON FORM 10-KSB

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 (the "Annual Report"), which is being mailed to stockholders with this Proxy Statement, contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not to be considered a party of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company will provide to each stockholder as of the Record Date a copy of any exhibits listed in the Annual Report, upon receipt of a written request and a check for $20.00 to cover the Company's expense in furnishing such exhibits. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

                               PROPOSAL NUMBER ONE
                              ELECTION OF DIRECTORS

     Six Directors of the Company are to be elected to hold office until the next annual meeting and until their successors shall be duly elected an qualified.

VOTE REQUIRED AND RECOMMENDATION

     The affirmative vote of a majority of the shares of Common Stock, Series A Preferred, and Series B Preferred present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. For purposes of this proposal, abstentions shall be treated as negative votes, and broker non-votes shall not be deemed present or represented in determining shareholder approval.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL SIX OF THE DIRECTOR NOMINEES.

                                    DIRECTOR         POSITIONS AND
NOMINEE NAME               AGE       SINCE           OFFICES HELD
-------------              ---      --------         -------------
Kevin Blackwell            45       1999             President, CEO, & Director
Kathryn Blackwell          35       1999             Secretary & Director
Robert Corliss             47       1999             Director
David Guarino              36       1999             Vice President & Director
Don Plato                  45       1999             Director
Haresh Shah                42       n/a              n/a

BIOGRAPHICAL INFORMATION RELATED TO DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     Information about each nominee for director is given below:

     KEVIN BLACKWELL has been President and a Director of the Company since March 15, 1999. Prior to March 1999, Mr. Blackwell was President and Director of Surf City Squeeze, now a wholly owned subsidiary of the Company, for more than five years. Mr. Blackwell, and his wife Kathryn, founded the Surf City Squeeze juice bar concept in 1981. Mr. Blackwell also serves on the Company's Compensation Committee. Mr. Blackwell attended Eastern Washington University, where his studies emphasized mathematics and business law.

     KATHRYN BLACKWELL has been Secretary and a Director of the Company since March 15, 1999. Prior to March 1999, Ms. Blackwell was Vice-President and Secretary of Surf City Squeeze for more than five years, and a director of Surf City Squeeze from its inception to January 1998. Ms. Blackwell completed four years of study at San Jose University in 1988, where she concentrated on business management and international business.

     ROBERT CORLISS has been President and CEO of Athlete's Foot Group, Inc. from August 1998 to the present. Prior to August 1998, he was President and CEO of Infinity Sports, and prior to that, he was President and CEO of Herman's Sporting Goods, Inc. Mr. Corliss is also serves as a director of Xdogs.com (OTC:
SNOW).  Mr.  Corliss  also  serves  on  the  Company's  Audit  and  Compensation
Committees.

     DAVID GUARINO is currently Vice-President-Chief Financial Officer and a director of the Company. From March 15, 1999 to October 12, 1999, Mr. Guarino was a consultant to the Company. From April 1997 to March 1999, and again from December 1995 to July 1996, Mr. Guarino served as Vice-President-Chief Financial Officer of Surf City Squeeze. Mr. Guarino was also a director of Surf City Squeeze from January 1998 to March 1999, and from December 1995 to July 1996. Prior to his employment with Surf City Squeeze, Mr. Guarino served as Senior Vice-President - Principal Financial Officer of TLC Beatrice International Holdings, Inc. Mr. Guarino graduated from the University of Denver in 1985 with a Masters and a Bachelors of Science degree in accounting.

     DON PLATO has been Chairman of Builder's National, Inc., a commercial and residential general contractor, for more than five years. Mr. Plato and his wife founded Builders National in 1993. Mr. Plato was also a member of Surf City Squeeze's Official Committee of Unsecured Creditors ("Unsecured Committee") from January 1997 to November 1997. Since November 1997, Mr. Plato has been a member of Surf City Squeeze's Creditors' Representative Committee, which is the successor to the Unsecured Creditor's Committee. Mr. Plato also serves on the Company's Audit and Compensation Committees.

     HARESH SHAH is and has been an entrepreneur and private investor for the past five years. Mr. Shah has vast holdings, including ownership of franchised motels, franchised retail food outlets, convenience stores, and apartment complexes throughout the midwestern United States. Mr. Shah is also President of Rilwala Foods, Inc., an area developer of certain of the Company's franchise concepts.

     Kevin and Kathryn Blackwell are husband and wife. Otherwise, there are no family relationships among the directors, officers and significant employees of the Company. Mr. Blackwell, Ms. Blackwell, and Mr. Guarino were each officers of Surf City Squeeze, Inc., which filed for Chapter 11 bankruptcy on January 13, 1997. Surf City Squeeze, Inc. is currently operating under its Plan of Reorganization approved by the applicable bankruptcy court.

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

     During 1999, the Board of Directors held two (2) meetings. All of the Board's five members attended both of the meetings, constituting a quorum. The Compensation Committee held two (2) meetings, at which all three members were present. In addition to regularly scheduled meetings, all of the Directors were involved in numerous informal discussions with management, offering advice, guidance, and suggestions on a broad range of corporate matters.

     The independent members of the Company's Board of Directors (directors who are not employees or 10% shareholders of the Company) automatically receive, as compensation for their services, a nonqualified stock option to purchase 10,000 shares of the Company's Common Stock at a price equal to 85% of the Common Stock's fair market value on the date the option is granted. This option grant is made upon the independent director's election to the Board of Directors. Upon their election to the Company's Board of Directors in October, 1999, Mr. Corliss and Mr. Plato were each granted a nonqualified option to purchase 10,000 shares of the Company's Common Stock at $0.16 per share (calculated as 85% of the Company's Common Stock market price on the date of grant). The independent directors are also paid all reasonable travel expenses to attend the Company's Board meetings, wherever held. Otherwise, directors of the Company receive no additional compensation for their services, including participation on committees and special assignments.

AUDIT COMMITTEE AND COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors was created on October 12, 1999, and for the remainder of 1999, was composed of Mr. Kevin Blackwell, Mr. Robert Corliss, and Mr. Don Plato. The Compensation Committee met twice during 1999. The first meeting, on November 17, 1999, was to approve the Company's grant of stock options to certain key employees, other than Mr. Blackwell and Mr. Guarino. The second meeting, on December 10, 1999, was to approve the Company's granting of stock options to Mr. Blackwell and Mr. Guarino, and to approve and ratify their respective employment agreements with the Company. Mr. Blackwell did not vote at the second meeting of the Compensation Committee; Mr. Corliss and Mr. Plato, the Company's independent directors, were the sole voting members of the Compensation Committee at such meeting. The Compensation Committee reviews all aspects of compensation of executive officers of the Company, and makes recommendations on such matters to the full Board of Directors.

     The Audit Committee of the Board of Directors was also created on October 12, 1999, and for the remainder of 1999, was composed of Mr. Robert Corliss and Mr. Don Plato. Members of the Audit Committee communicated with the Company's independent auditors during the fourth quarter of 1999. The Audit Committee makes recommendations to the Board of Directors concerning the selection of independent public accountants, reviews the Company's financial reports, earnings records, reports filed with the Securities and Exchange Commission and consolidated financial statements, the Company's internal controls, and considers such other matters in relation to the external and internal audit and the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers (including a person performing a policy-making function) and persons who own more than 10% of a registered class of our equity securities ("10% Holders") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's common stock and other equity securities. Directors, officers and 10% Holders are required by SEC regulations to furnish the Company with copies of all of the Section 16(a) reports they file. Based solely upon such reports, we believe that during the fiscal year ending December 31, 1999, all of the Company's directors, advisors, officers and 10% Holders complied with all filing requirements under Section 16(a) of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of November 10, 2000, the number and percentage of outstanding shares of Company Common Stock, assuming the Company's Series A and B Preferred Stock are converted to Common Stock at their respective conversion ratios, beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director and named executive officer of the Company, and by all directors and executive officers of the Company as a group. The percentage of beneficial ownership is based on 25,876,718 shares outstanding on November 10, 2000, plus, for each person or group, any securities that person or group has a right to acquire within sixty
(60) days thereof, pursuant to options, warrants, conversions, privileges or other rights. Unless otherwise indicated, the following persons or groups have sole voting and investment power with respect to the number of shares set forth opposite their names:
                                                   AMOUNT
                                                 AND NATURE
                                                OF BENEFICIAL       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER              OWNERSHIP           CLASS
------------------------------------              ---------           -----

R.E.M. Petersen Living Trust                      9,970,846           38.5%
6420 Wilshire Blvd., 20th Floor
Los Angeles, CA  90048 (1,2)

Weider Health & Fitness Corp. (3)                 1,442,692            5.6%
21100 Erwin Street
Woodland Hills, CA  91367

Kevin Blackwell(3)                                4,200,674           16.2%
7730 E. Greenway Rd., Suite 104
Scottsdale, AZ  85260

David Guarino(3)                                  4,401,173           17.0%
7730 E. Greenway Rd., Suite 104
Scottsdale, AZ  85260

Robert Corliss(3)                                   195,225            0.8%
7730 E. Greenway Rd., Suite 104
Scottsdale, AZ  85260

All Named Executive Officers and Directors        8,797,072           34.0%
  as a Group (five persons)

----------
1. Mr. Robert E. Petersen, and his wife, Margaret M. Petersen, are the beneficiaries of the R.E.M. Petersen Living Trust, (the "Petersen Trust").
2. The Petersen Trust owns 650,000 of Series B Preferred Stock that is convertible into the Company's Common Stock at the ratio of 10 common shares for each share of Series B Preferred Stock. The Petersen Trust also holds an immediately exercisable warrant to purchase 1,000,000 common shares of the Company at the price of $0.40 per share (the "Petersen
     Warrant") at any time prior to May 20, 2007. The Petersen Trust's beneficial ownership shown here assumes its Series B Preferred Stock is converted into Common Stock and that the Petersen Warrant is fully exercised.
3. There are 575,000 shares of Series A Preferred Stock that are convertible into the Company's Common Stock at the ratio of 13 1/3 common shares for each share of Series A Preferred Stock. The Series A Preferred Stock is owned as follows: Mr. Blackwell (225,000 shares), Mr. Guarino (237,500 shares), Weider Health & Fitness Corporation (100,000 shares) and Mr.Corliss (12,500 shares). The beneficial ownership reported above assumes the Series A Preferred Stock is converted into the Company's Common Stock.

                             EXECUTIVE COMPENSATION

     Summary compensation information for Mr. Kevin Blackwell, the Company's President and Chief Executive Officer for the year ended December 31, 1999 and 1998. Mr. Blackwell is the Company's only "named executive officer" within the meaning of Regulation S-B, Item 402(a)(2), Instruction (1), as detailed below:

                                                                                   SECURITIES
    NAME AND                                     OTHER ANNUAL    RESTRICTED        UNDERLYING       LTIP        ALL OTHER
PRINCIPLE POSITION    YEAR     SALARY($)  BONUS  COMPENSATION  STOCK AWARD(S)($)  OPTION/SARS(#)  PAYOUTS($)  COMPENSATION($)
------------------    ----     ---------  -----  ------------  -----------------  --------------  ----------  ---------------
Kevin Blackwell     12/31/98   109,375      0         0              0                    0           0              0
President and CEO   12/31/99   100,000      0         0              0              300,000           0              0

     The Company had no operations, employees or paid executive officers during fiscal year 1998. Mr. Kevin Blackwell, the President and CEO of the Company since March 15, 1999, served as President and CEO of Surf City Squeeze
Acquisition Corp. II ("SCAC") during all of fiscal year 1998. The Company purchased SCAC on March 15, 1999 through a reverse merger, with Mr. Blackwell and his management team immediately succeeding to the day-to-day control of the Company. Accordingly, SCAC is the entity for which Executive Compensation is disclosed for the 1998 fiscal year. Mr. Blackwell, as President and CEO of SCAC, received $109,375 in compensation during fiscal year 1998. All of Mr. Blackwell's compensation for fiscal year 1998 was paid by Surf City Squeeze, Inc., a wholly owned subsidiary of the Company. No other employee of SCAC received more than $100,000 in annual compensation during fiscal year 1998. Additionally, other than Mr. Blackwell, no other employee of the Company received more than $100,000 in annual compensation during fiscal year 1999.

          OPTION GRANTS TO NAMED EXECUTIVE OFFICERS IN 1999 FISCAL YEAR

     The following table sets forth stock options granted to Named Executive Officers and other key employees of the Company during 1999:

                    NUMBER OF        PERCENT OF
                   SECURITIES      TOTAL OPTIONS/
                   UNDERLYING       SARS GRANTED
                  OPTIONS/ SARS     TO EMPLOYEES      EXERCISE OF     EXPIRATION
     NAME           GRANTED(#)     IN FISCAL YEAR   BASE PRICE($/SH)    DATE
     ----           ----------     --------------   ----------------    ----
Kevin Blackwell      300,000             24%             1.00          09/30/04
John Brunn           100,000              8%             0.50          09/30/09
Jerry Conklin        125,000             10%             0.50          09/30/09
David Guarino        300,000             24%             1.00          09/30/04

     One-third of all options granted to the Named Officers above and others in 1999 vest on each of the first, second, and third anniversary of the grant date if the optionee is still employed by the Company on that date. Vested options terminate if not exercised ten years after grant (or five years in the case of an optionee who controls more than 10% of the total combined voting power of all classes of stock of the Company) or 90 days after an employee leaves the Company.

EMPLOYMENT CONTRACTS

     The Company currently has two employment agreements in effect with its Named Executive Officers. The Company is a party to a three-year employment contract, beginning October 1, 1999, with Mr. Kevin Blackwell for his services as President and CEO of the Company and Mr. David Guarino for his services as Vice-President-Chief Financial Officer of the Company. Both of these employment agreements have been approved and ratified by both of the independent directors of the Board of Director's Compensation Committee.

     Both employment contracts provide for an annual base salary of $150,000, of which $100,000 is paid by Surf City Squeeze, Inc., an automobile allowance set by the Company's Board of Directors, and other fringe benefits that are also made available to other employees of the Company. Both employment contracts also provide for two years of severance pay upon termination of the employment agreements for any reason other than "for cause", as such term is defined in the employment agreements, in exchange for restrictive covenants regarding the confidentiality of the Company's proprietary information and the return of such information to the Company upon termination.

     Except as detailed above, the Company has no additional employment agreements, severance agreements, or change in control agreements with its Named Executive Officers.

                               PROPOSAL NUMBER TWO
     RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     King Weber & Associates, P.C., independent public accountants ("King Weber") was the principal accounting firm used by the Company during the fiscal year ended December 31, 1999. King Weber has served as the Company's independent public accountant since 1998. The Board of Directors has appointed King Weber as the principal independent accounting firm to be used by the Company during the current fiscal year. A representative of King Weber is expected to be present at the Annual Meeting with an opportunity to make a statement if such representative desires to do so, and is expected to respond to appropriate questions.

VOTE REQUIRED AND RECOMMENDATIONS

     The affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock present at the Annual Meeting or represented by Proxy is required for approval of this proposal. For purposes of this proposal, abstentions shall be treated as negative votes, and broker non-votes shall not be deemed present or represented in determining shareholder approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE BOARD OF DIRECTOR'S APPOINTMENT OF KING WEBER & ASSOCIATES, P.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2000.

                              PROPOSAL NUMBER THREE
                 APPROVAL OF AMENDMENT TO COMPANY'S ARTICLES OF
                    INCORPORATION TO EFFECTUATE A NAME CHANGE

     On March 15, 1999, the Company entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement") with Sports Group International, Inc., a Delaware corporation ("SGI"). According to the terms of the Merger Agreement, the merger was to close on or before May 30, 1999, if certain conditions were met. These conditions included the truth of all representations and warranties in the Merger Agreement, and no substantial adverse change in the financial condition or operation of SGI. During March, 1999 in anticipation of the merger with SGI being completed, the Company changed its name to Sports Group International, Inc., a Florida corporation.

     On May 30, 1999, SGI was unable to meet the necessary conditions for the merger to close. As such, the Merger Agreement was terminated by the Company. A lawsuit followed this termination with the Court ruling in April, 2000 that the Company and SGI did not merge, that the Company was justified in rejecting the proposed merger with SGI, and that the Company and SGI were separate and distinct entities.

     Since the Company selected the Sports Group International, Inc. name solely in anticipation of the failed merger detail above, the Company's Board of Directors has determined that it will be in the best interests of the Company to change its own name to avoid any confusion and/or association with SGI and to better reflect its current business operations. After significant study, management has recommended and the Board of Directors has unanimously approved that the Company's name be changed to "Kahala Corp." By approving this proposal, the shareholders will authorize the Board of Directors to amend the Company's Articles of Incorporation accordingly. The amendment to the Company's Articles of Incorporation will take the following form: "Article I is replaced with a new
Article I - The name of the Corporation shall be Kahala Corp."

     Management expects the formal implementation of the name change with the Florida Secretary of State to be completed by the end of March, 2001 after shareholder approval at the Annual Meeting; however, transitional use of the "Sports Group International, Inc." name by the Company may continue for several months in order to minimize the risk of shareholder and franchisee confusion. There will be no adverse tax consequences associated with this name change. Implementation costs during fiscal year 2001 are not expected to be material.

VOTE REQUIRED AND RECOMMENDATIONS

     The affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock present at the Annual Meeting or represented by Proxy is required for approval of this proposal. For purposes of this proposal, abstentions shall be treated as negative votes, and broker non-votes shall not be deemed present or represented in determining shareholder approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECTUATE A NAME CHANGE FROM SPORTS GROUP INTERNATIONAL, INC. TO KAHALA CORP.

                              PROPOSAL NUMBER FOUR
                 APPROVAL OF AMENDMENT TO COMPANY'S ARTICLES OF
                  INCORPORATION TO AUTHORIZE 160,000 SHARES OF
                      SERIES C CONVERTIBLE PREFERRED STOCK

     The Board of Directors has approved and recommends to the shareholders that they approve an amendment to the Company's Articles of Incorporation to authorize 160,000 shares of a new Series C of convertible preferred stock in the Company (the "Series C Preferred Stock"). The Board of Directors believes that the availability of additional authorized but unissued shares of preferred stock will provide the Company with the ability to raise additional equity capital and/or make additional acquisitions through the use of its preferred stock.

     The following summarizes the significant rights and features of the 160,000 shares of proposed Series C Preferred Stock:

     The dividend rate for the Series C Preferred Stock shall be ten percent (10%) per annum of the $10.00 par value for each share. Dividends on the Series C Preferred Stock are to be paid only in the Company's Common Stock. Such dividends on the Series C Preferred Stock shall be payable quarterly, and are cumulative from the date of issuance. No dividends may be paid or set apart for payment on any shares junior to the Series C Preferred Stock unless and until all accrued and unpaid dividends on the Series C Preferred Stock have been declared and paid.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, an amount per share of $10.00, plus an amount equal to the unpaid cumulative dividends, without interest, before any payment shall be made to the holders of any Common Stock or stock of the Company ranking junior to the Series C Preferred Stock. For purposes of liquidation, Series C Preferred Stock ranks junior to the Company's Series A and B Preferred Stock.

     The holders of Series C Preferred Stock shall have the right, at their option, to convert their shares into Common Stock at any time after the date of issue, in the ratio of one share of Series C Preferred Stock to 10 shares of Common Stock. A minimum of 1,000 shares of Series C Preferred Stock must be converted; there are no maximum limitations.

     Holders of the Series C Preferred Stock shall have a general right to vote and are entitled to notice of the meetings of shareholders of the Company, and to participate in such meetings. Shareholders of Series C Preferred Stock are entitled to 10 votes for each share of Series C Preferred Stock held. In addition to these general voting rights, holders of Series C Preferred Stock have special voting rights. If any shares of the Series C Preferred Stock are outstanding, the Company may not (i) without the affirmative vote of at least one-half of the votes entitled to be cast by all shares of the Series C Preferred Stock at the time outstanding, amend or change any terms of the Series C Preferred Stock in Article IV of the Company's Amended and Restated Articles of Incorporation or other provisions of the Amended and Restated Articles of Incorporation generally applicable to the Series C Preferred Stock, so as to affect materially and adversely any such terms; (ii) without the affirmative vote of at least one-half of the votes entitled to be cast by shares of the Series C Preferred Stock at the time outstanding, (a) increase the authorized number of shares of Series C Preferred Stock in excess of 160,000; (b) authorize shares of any other class of stock ranking on a parity with or superior to shares of Series C Preferred Stock as to dividends or assets; or (c) change the conversion features of the Series C Preferred Stock.

     Appendix "A" attached to this Proxy Statement sets forth the proposed amendment to the Company's Articles of Incorporation to authorize this 160,000 shares of Series C Preferred Stock.

VOTE REQUIRED AND RECOMMENDATIONS

     The affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock present at the Annual Meeting or represented by Proxy is required for approval of this proposal. For purposes of this proposal, abstentions shall be treated as negative votes, and broker non-votes shall not be deemed present or represented in determining shareholder approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE 160,000 SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK IN THE COMPANY.

                              PROPOSAL NUMBER FIVE
            AUTHORIZATION TO INCREASE THE NUMBER OF SHARES ISSUEABLE
                   UNDER THE COMPANY'S 1999 STOCK OPTION PLAN

     The Board of Directors has approved and recommends to the shareholders that they approve an amendment to the Company's 1999 Stock Option Plan (the "Plan") to increase the aggregate number of shares of Common Stock that may be issued under the Plan by 3,000,000 shares, for a total of 5,000,000 shares of Common Stock that may be issued under the Plan. Specifically, Section 6(a) of the Plan shall be amended to allow up to 5,000,000 shares to be available for the grant of options under the Plan. Under the original plan, only 2,000,000 shares were available. The Company anticipates filing a Form S-8 Registration Statement with the Securities Exchange Commission in mid-2001 to register the aggregate number of shares of Common Stock that may be issued under the Plan.

     The Board of Directors believes that the Plan has played, and will continue to play, a major role in enabling the Company to attract and/or retain certain officers, directors and other key employees. Options granted to such individuals through the Plan provide personnel with long-term incentives that are consistent with the Company's compensation policy of providing compensation that is closely related to the performance of the Company. As of December 31, 1999, 1,240,000 of the options available for grant under the Plan had been granted, leaving 760,000 available for grant. To allow the Company to continue to obtain the benefit of incentives available under the Plan, the Company's Board of Directors has adopted and recommended for submission to the shareholders for their ratification a proposal to increase the number of shares that may be issued upon the exercise of options granted under the Plan. The Board of Directors considers the Plan typical of comparable plans commonly utilized by similar companies. The Plan, including the proposed amendment, is set forth in Appendix "B" to this Proxy Statement.

VOTE REQUIRED AND RECOMMENDATIONS

         The affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock present at the Annual Meeting or represented by Proxy is required for approval of this proposal. For purposes of this proposal, abstentions shall be treated as negative votes, and broker non-votes shall not be deemed present or represented in determining shareholder approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AUTHORIZATION TO INCREASE THE NUMBER OF SHARES ISSUEABLE UNDER THE COMPANY'S 1999 STOCK OPTION PLAN.

                              SHAREHOLDER PROPOSALS

     The Board of Directors will consider proposals from shareholders for items to be presented as the Company's 2001 Annual Meeting of Stockholders. To be considered, the proposal(s) must be received by the Company by no later than January 15, 2001. Shareholder proposals should be mailed via certified mail, return receipt requested, and addressed to Kathryn Blackwell, Secretary, Sports Group International, Inc., 7730 E. Greenway Rd., Suite 104, Scottsdale, Arizona 85260.

     The Board of Directors will consider nominees to the Board of Directors recommended by stockholders. To have a nominee considered for the 2001 Annual Meeting of Shareholders, stockholders must provide the Company's current Board of Directors with the name of the nominee being proposed, together with a resume of the proposed nominee setting forth the nominee's qualifications to serve as a Director of the Company, on or before January 15, 2001. Shareholder nominees for the Board of Directors should be mailed via certified mail, return receipt requested, and addressed to Kathryn Blackwell, Secretary, Sports Group International, Inc., 7730 E. Greenway Rd., Suite 104, Scottsdale, Arizona 85260.

                                  OTHER MATTERS

     The Board of Directors does not intent to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.


                                    SPORTS GROUP INTERNATIONAL, INC.

                                    By: /s/ Kevin Blackwell

                                        President, Chief Executive Officer,
                                        and Director

                                   APPENDIX A

                            PROPOSED AMENDMENT TO THE
          ARTICLES OF INCORPORATION OF SPORTS GROUP INTERNATIONAL, INC.

     The Board of Directors of Sports Group International, Inc. (the "Company") has approved the following First Amendment to the Company's Amended and Restated Articles of Incorporation, to be filed with the Florida Secretary of State, for submission to the shareholders of the Company for their consideration and action:

     1. Article 4 of the Articles of Incorporation of the Company is amended by the addition of the following paragraphs:

     C. SERIES C PREFERRED STOCK.

     1. DESIGNATION AND INITIAL NUMBER. The Class of shares of Preferred Stock hereby classified shall be designated as "Series C Preferred Stock." The initial number of authorized shares of the Series C Preferred Stock shall be 160,000.

     2. DIVIDENDS. The dividend rate for the Series C Preferred Stock shall be ten percent (10%) per annum of the face value of $10.00 per share, and no more. Dividends on the Series C Preferred Stock shall be payable only in shares of the Company's common stock on a quarterly basis each calendar year. Dividends on shares of Series C Preferred Stock shall commence and accrue and shall be cumulative from the date in which the Series C Preferred Stock is issued. No dividends shall be paid or set apart for payment on any shares ranking junior to the Series C Preferred Stock unless and until all accrued and unpaid dividends on the Series C Preferred Stock shall have been declared and paid or a sum sufficient for payment thereof set apart.

     3. LIQUIDATION OR DISSOLUTION. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, an amount per share equal to Ten Dollars ($10.00) per share (plus an amount equal to unpaid cumulative dividends) without interest and no more, before any payment shall be made to the holders of any common stock or stock of the Company ranking junior to Series C Stock. For purposes of this provision, the Series C Preferred Stock shall rank junior to the Series A Preferred Stock and Series B Preferred Stock.

     4. SINKING FUND. The shares of Series C Preferred Stock may, at the discretion of the Board of Directors, be subject to the operation of a purchase, retirement or sinking fund.

     5. CONVERSION PRIVILEGE. The holders of shares of Series C Preferred Stock shall have the right at their option to convert their shares into common stock at any time after the date of issue, on and subject to the following terms and conditions:

     5.1 One share of Series C Preferred Stock may be converted into 10 shares of Common Stock at any time. A minimum of 1000 shares of Series C Preferred Stock must be converted with no maximum.

     5.2 No fraction of shares of stock of any class of the Company at any time authorized shall be issuable upon any conversion of the Series C Stock. In lieu of any such fraction of a share, the person entitled to an interest in respect to such fraction shall be entitled to an additional share to round up the fraction to the next whole share.

     5.3 Any conversion of Series C Preferred Stock shall be made by the surrender to the Company, at the office of any Transfer Agent for the Series C Preferred Stock and at such other office or offices as the Board of Directors may designate, of the certificate or certificates representing the share or shares of Series C Preferred Stock to be converted, duly endorsed or assigned (unless such endorsement or assignment be waived by the Company, together with a written request for conversion). All shares which may be issued upon conversion of shares of the Series C Preferred Stock shall upon issue be fully paid and non-assessable by the Company and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Company shall not however, be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a name other than that of the holder of the shares of the Series C Preferred Stock converted, and the Company shall not be required to issue or deliver any such share unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     5.4 All shares of Series C Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease except only the right to the holders thereof to receive Common Stock in exchange therefor. No payment or adjustment shall be made upon any conversion on account of any dividends accrued on the shares of the Series C Preferred Stock surrendered for conversion or on account of any dividends on the Common Stock issued upon such conversion.

     6. ADJUSTMENTS TO CONVERSION RATIO. The ratio for the conversion of Series C Preferred Stock into Common Stock (the "Conversion Ratio") shall be subject to adjustment from time to time as follows:

     6.1 In the event the Company should at any time or from time to time after the issuance of the Series C Preferred Stock fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock without payment of any consideration by such holder for the additional shares of Common Stock, then, as of such record date (or the date of such dividend, distribution, split or subdivision, if no record date is fixed), the Conversion Ratio shall be appropriately adjusted so that the number of shares of Common Stock issuable on conversion of each share of the Series C Preferred Stock shall be increased in proportion to such increase of outstanding shares.

     6.2 If the number of shares of Common Stock outstanding at any time after the issuance of the Series C Preferred Stock is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Ratio shall be appropriately adjusted so that the number of shares of Common Stock issuable on conversion of each share of such Series C Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

     6.3 OTHER DISTRIBUTIONS. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, or assets (excluding cash dividends), then, in each such case for the purpose of this subsection 6.3, the holder of Series C Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series C Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

     6.4 RECAPITALIZATION. If, at any time or from time to time there shall be a recapitalization of the Common Stock (other then a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 6), provisions shall be made so that the holders of Series C Preferred Stock shall thereafter be entitled to receive upon conversion of their Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the holders of Series B Preferred Stock after the recapitalization to the end that the provisions of this Section 6 (including adjustment of the Series C Preferred Stock Conversion Price then in effect and the number of shares purchasable upon conversion of Series C Preferred Stock) shall be applicable after the event as nearly equivalent as may be practicable.

     6.5 NO IMPAIRMENT. The Company will not by amendment of its Certificate of the Company or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment

     6.6 NO FRACTIONAL SHARES AND CERTIFICATES AS TO ADJUSTMENTS.

     (i) No fractional shares shall be issued upon conversion of the Series C Preferred Stock and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share.

     (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this Section 6, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment (B) the Conversion Ratio at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series C Preferred Stock.

    (iii) If any adjustment in the number of shares of Common Stock into which each share of Series C Preferred Stock may be converted required pursuant to this Section 6 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each share of Series C Preferred Stock is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each share of Series C Preferred Stock is then convertible. All calculations under this paragraph (iii) shall be made to the nearest one-hundredth of a share.

     6.7 NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Company shall mail to each holder of Series C Preferred Stock, at least 20 days prior to the date specified therein, notice for specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

     6.8 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series C Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

     6.9 NOTICES. Any notice required by the provisions of this Section 6 to be given to the holders of shares of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company.

     6.10 MERGER, CONSOLIDATION. If at any time there is a merger or consolidation of the Company with or into another Company or other entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such merger, consolidation or reorganization, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series C Preferred Stock shall be entitled to receive (on a per share basis), prior to any distribution to holders of Common Stock, the number of shares of stock or other securities or property to be issued to the Company or its stockholders resulting from such reorganization, merger, consolidation or sale in an amount per share equal to the applicable Liquidation Price for the Series C Preferred Stock plus a further amount equal to any dividends declared but unpaid on such shares.

     7. VOTING RIGHTS. Holders of shares of Series C Preferred Stock shall have a general right to vote and shall be entitled to notice of the meetings of the stockholders of the Company, and to participate in such meetings. At general meetings of the stockholders, Holders of Series C Preferred Stock shall be entitled to ten (10) votes for each share of Series C Stock. Holders of shares of Series C Preferred Stock shall be permitted to special voting rights set forth in the following sub- paragraph 7.1 below.

     7.1 So long as any shares of the Series C Preferred Stock are outstanding, the Company shall not (a) without the affirmative vote of at least one-half of the votes entitled to be cast by all shares of the Series C Preferred Stock at the time outstanding amend or change any terms of the Series C Preferred Stock in Article IV of the Articles of Incorporation of the Company or other provisions of the Articles of Incorporation generally applicable to the Series C Stock, so as to affect materially and adversely any such terms, (b) without the affirmative vote of at least one-half of the vote entitled to be cast by shares of the Series C Preferred Stock at the time outstanding, (i) increase the authorized number of shares of Series C Preferred Stock in excess of 160,000;
(ii) authorize shares of any other class of stock ranking on a parity with or superior to shares of Series C Preferred Stock as to dividends or assets; or
(iii) change the conversion features of the Series C Preferred Stock.

     8. General Provisions. In addition to the above provisions with respect to the Series C Stock, such Series C Preferred Stock shall be subject to and be entitled to the benefits of, the provisions set forth in the Company's Articles of Incorporation with respect to the Preferred Stock generally.

                                  APPENDIX "B"

                             1999 STOCK OPTION PLAN
                        SPORTS GROUP INTERNATIONAL, INC.
              AS PROPOSED TO BE APPROVED AT THE 2000 ANNUAL MEETING
                         (reflecting proposed amendment)


1. PURPOSE

     The Board of Directors of SPORTS GROUP INTERNATIONAL, INC., a Florida corporation (the "Company"), wishes to adopt the 1999 Stock Option Plan effective as of September 2, 1999 (the "1999 Stock Option Plan" or the "Plan"). The Plan will provide certain key employees of the Company (as defined below) with an opportunity to purchase voting common stock of the Company as an incentive to continue as employees of the Company and to work for the growth, development, and financial success of the Company.

2. DEFINITIONS


     The following terms shall have the meanings set forth below, unless context otherwise requires.

     "Board of Directors" or "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the Compensation Committee of the Board of Directors, which shall be appointed in accordance with the procedures described in Section 5.

     "Company" means Sports Group International, Inc., a Florida corporation, and any subsidiary that is treated as a "subsidiary" under section 425 of the Code.

     "Effective Date" means September 2, 1999.

     "ISO" means an incentive stock option granted a Participant under this Plan and which qualifies as an incentive stock option under section 422 of the Code.

     "Independent Director" means a director of the Company who is not an officer, employee, or holder of 10% or more of any class of the Company's common or preferred stock.

     "NSO" means any option granted under this Plan that is not an ISO.

     "Participant" means any employee, Independent Director, or consultant of the Company who has been selected by the Committee to participate in the Plan.

     "Plan" means the Company's 1999 Stock Option Plan, effective as of September 2, 1999.

     "Stock" means the common stock of Company, par value $0.001 per share.

     "Stock Option" means any ISO or NSO granted to a Participant under this Plan, which is evidenced by a writing executed by the Participant and by an authorized member of the Committee.

     "Stock Grant" means the grant of a Stock Option.

3. STOCK GRANTS

     The Committee may make Stock Grants to a Participant (including, without limitation, "ISO"s or "NSO"s) under this Plan, in any combination. At the time a Stock Grant is awarded under this Plan, the Committee shall designate whether such grant is an ISO or NSO Stock Grant. Any Stock Grant made by the Committee hereunder shall be administered pursuant to, and in accordance with, this Plan, and shall be subject to all restrictions set forth herein.

4. ELIGIBILITY

     The Committee, subject to the following limitations, shall from time to time designate from among the Company's employees those persons who will be Participants in the Plan. Only full- time employees of the Company at the time a Stock Option is granted, who, in the sole judgment of the Committee, (i) are qualified by position, training, ability, and responsibility to contribute substantially to the progress of the Company; (ii) have a material, positive effect on the results of the operations of the Company; or (iii) are key employees or critical line employees shall be eligible to participate in the Plan. Notwithstanding the foregoing, Independent Directors of the Company and any consultant to the Company who has been designated by the Board as performing a critical function for the Company are eligible to be Participants in the Plan. Only employees of the Company shall be eligible to receive ISOs.

5. ADMINISTRATION


     (a) ADMINISTRATIVE COMMITTEE. This Plan shall be administered by the Compensation Committee ("Committee"). The Committee shall be appointed by the Board of Directors. At such time as the Company has at least two independent directors, a majority of the Committee shall be appointed from independent members of the Board of Directors. Members of the Committee shall serve at the pleasure of the Board, and the Board may, from time to time, remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. No member of the Committee shall participate in or take any action with respect to any Stock Grant made with respect to such member, except as otherwise provided herein. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee. The Committee shall have the sole, final, and conclusive authority to interpret this Plan, to determine the rights and obligations of Participants under the Plan, and to determine matters relating to the employment of a Participant, including, without limitation, the time at which a Participant terminates employment. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted hereunder.

     (b) ADMINISTRATION OF PLAN. The Committee may adopt rules and procedures for administration of the Plan, to the extent such rules and procedures are not inconsistent herewith, which shall be of general application to all Participants and the Stock Options granted pursuant to the Plan. Subject to the provisions of this Plan, the Committee shall have the sole, final, and conclusive authority to determine:

          (1) Those employees who will become Participants and the terms and conditions of their eligibility;

          (2) The Participants to whom Stock Grants are to be made and the nature and amount of such Stock Grants;

          (3) All terms and conditions of each Stock Grant, including, without limitation:

               i. The number of shares of Stock (as hereinafter defined) for which a Stock Grant is made;

               ii.  The  price to be paid for  Stock  upon  exercise  of a Stock
                    Grant;

               iii. The terms and conditions of the exercise;

               iv.  The terms of payment of the exercise price of a grant;

               v. Any conditions to which the grant or its exercise may be subject;

               vi. Any restrictions or limitations placed on Stock issued pursuant to the exercise of a Stock Grant; and

               vii. Any vesting schedule applicable to any Stock Grant.

6. SHARES OF STOCK SUBJECT TO PLAN

     (a) SHARES RESERVED FOR OPTION GRANTS. There shall be reserved for the Stock Grants pursuant to this Plan (including Stock Grants made under
          Section 8) 5,000,000 shares of the presently authorized but unissued Stock. ISOs or NSOs, or any combination thereof, may be granted pursuant to this Plan from such shares, up to such total limitation; provided, however, that in no event shall the aggregate number of shares of Stock subject to all Stock Grants made under this Plan exceed 5,000,000 shares of Stock, except as described in paragraph (b) below.

     (b) ADJUSTMENT TO SHARES. The aggregate number of shares of Stock which may be issued under paragraph (a) of this Section 6 pursuant to Stock Grants made under this Plan shall be automatically adjusted, without further action by the Board or the shareholders of the Company, to reflect changes in the capitalization of the Company, such as stock dividends, stock splits, reverse stock splits, subdivisions, reorganizations or reclassification, or any similar recapitalization that affects or modifies the number of shares of Stock issued and outstanding at any time.

     (c) NUMBER OF STOCK GRANTS; PARTIAL EXERCISE. More than one Stock Grant may be made to the same Participant, and Stock Grants may be subject to partial exercise. If any Stock Grant made under this Plan expires or is terminated without being exercised, or after being partially exercised, the shares of Stock allocated to the unexercised portion of a Stock Grant shall revert to the pool of shares reserved in paragraph
          (a) of this Section for grants made hereunder and shall again be available for Stock Grants made under this Plan.

     (d) ISOS. The aggregate fair market value of Stock subject to an ISO granted under this Plan (determined without regard to this paragraph) exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000. The preceding sentence shall be applied by taking ISO Options into account in the order in which they were granted hereunder. If any ISO is granted that exceeds the limitations of this paragraph at the first time it is exercisable, it shall not be invalid, but shall constitute and be treated as an NSO to the extent of such excess. For purposes of this Plan, the fair market value of the Stock subject to any ISO shall be determined by the Committee without regard to any restriction other than a restriction which, by its terms, will never lapse.

7. TERMS AND CONDITIONS OF GRANTS


     (a) GRANT AGREEMENT. Each Stock Grant made under this Plan shall be evidenced by a written agreement ("Stock Grant Agreement") and shall be executed by the Company and the Participant. The Stock Grant Agreement shall contain any terms and conditions required by this Plan and such other terms and conditions as the Committee, in its sole discretion, may require that are not inconsistent with the Plan.

     (b) NUMBER OF SHARES AND NOTICE OF OPTION. Each Stock Grant shall state the number of shares of Stock subject to the grant and shall state whetherthe action is for an ISO or NSO.

     (c) OPTION OR PURCHASE PRICE. Each Stock Option shall state the exercise price of the option, which, in the case of an ISO, shall not be less than 100% of the fair market value of the optioned Stock on the date the Stock Option is granted. In the case of a Participant who, at the time the ISO is granted, owns shares of Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary), the exercise price of such ISO shall be not less than 110% of the fair market value of Stock on the date the option is granted, and, in no event shall such option be exercisable after the expiration of five years from the date such option is granted. The exercise price for any share of stock subject to an NSO Stock Grant shall not be less than 85% of the fair market value of a share of the Stock as of the date of grant. The fair market value of a share of the Company's Stock shall equal the closing price for such stock on the day preceding the date of grant, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) (National Market) or THE WALL STREET JOURNAL. If for any reason the Company's stock is not publicly traded on a national securities market or not listed on NASDAQ, the Committee shall evaluate all factors which the Committee believes are relevant in determining the fair market value of a share of Stock and, the Committee, in good faith and exercising its business judgment, shall establish the fair market value of the Stock as of the date an option is granted.

     (d) LIMITATION ON PERIOD IN WHICH TO GRANT OR EXERCISE OPTIONS. No ISO or NSO shall be granted under this Plan more than 10 years after the earlier of (i) the date the Plan is adopted by the Board or (ii) the date the Plan is approved by the shareholders of the Company. Any Stock Grant other than an ISO made under the Plan may be exercised at any time permitted by the Stock Option Agreement and may be granted any time prior to the termination of the Plan.

     (e) TRANSFERABILITY. No Stock Grant made under this Plan shall be transferable by the Participant other than by will or by the laws of descent and distribution. During a Participant's lifetime, a Stock Grant made hereunder shall be exercisable only by the Participant and only if at all times during the period of time beginning on the date the Stock Grant is made and ending on the day three months (or one year, in the case of an employee who retires on account of becoming "permanently and totally disabled" within the meaning of that term under section 22(e)(3) of the Code) before the date of exercise of such Stock Grant, such Participant was an employee of the Company (or a corporation or a parent corporation or subsidiary corporation of a corporation assuming an option in a transaction to which section 424(a) of the Code applies).

     (f) PAYMENT FOR STOCK. The exercise price for any shares of Stock acquired through the whole or partial exercise of any Stock Grant shall be paid in cash or immediately available funds, or in Stock with a current market value equal to all or a part of the exercise price, or both.

     (g) COMPLIANCE WITH APPLICABLE LAWS AND Regulations. Stock Grants made under this Plan shall contain such provisions with respect to compliance with applicable federal and state law as the Committee, with the advice of the Company's counsel, may deem appropriate, including, without limitation, any provision necessary to comply with state or federal securities laws.

     (h) DISPOSITION OF ISO STOCK. No Stock issued in connection with a Participant's exercise of an ISO may be disposed of by the Participant within two years from the date the option is granted nor within one year after the date such Stock is issued to the Participant and be eligible for treatment as an ISO; provided, however, unless otherwise provided in the Stock Grant Agreement, these holding periods shall not apply if the Stock Option is exercised after the death of a Participant by the estate of such Participant, or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of a deceased Participant.

     (i) TERM OF ISO. In no event shall an ISO granted under this Plan be exercised after the expiration of 10 years from the date such option is granted.

     (j)  INSOLVENT  PARTICIPANTS.  No  disposition  of Stock,  as  described in
          Section 422(c)(3) of the Code, acquired pursuant to the exercise of an ISO shall constitute a disposition of Stock in violation of paragraph
          (h) of this Section.

     (k) NON-INCENTIVE STOCK OPTION GRANTS. Any provision of this Plan to the contrary notwithstanding, the Company may, in its sole discretion, grant any Participant an NSO which, if provided in the granting agreement, may be exercised after the termination of the Participant's employment with the Company.

8. STOCK GRANTS TO INDEPENDENT DIRECTORS

     There is hereby reserved for Stock Grants made to Independent Directors of the Company 100,000 shares of Stock. The Stock available exclusively for grants to Independent Directors shall reduce the number of shares of Stock available for issuance under Stock Options granted to employees and consultants under other provisions of this Plan. Only Independent Directors of the Company shall be eligible for Stock Grants under this Section 8 of the Plan.

     (a) Any Independent Director who is appointed or elected to the Board after the Effective date shall automatically receive an NSO for 10,000 shares of the Company's Stock. The Stock Option shall be subject to forfeiture if the Director voluntarily resigns within one year after the date of his election as a Director. Except as otherwise provided in any written agreement between the Company and the Director, any Stock Option granted an Independent Director shall expire on the earlier of (i) ten years after the date of grant; (ii) one year after the Independent Director terminates his service as a Director of the Company; or (iii) the Expiration Date stated in the Stock Option Agreement.

     (b) Each Stock Grant made under this Section 8 shall be evidenced by a written Stock Option Agreement that shall be executed by the Company and the Independent Director. The Stock Option Agreement shall contain all terms and conditions required by the Board, which the Board may in its discretion require, including, without limitation, restrictions on the transferability of any Stock issued pursuant to this Section 8.

     (c) The exercise price of any Stock Option granted to an Independent Director under this Section shall be 85% of the fair market value of a share of the Company's Stock as of the date of grant. The fair market value of the Company's Stock shall be determined in the same manner as provided in Section 7(c).

     (d) No Stock Option granted under this Section shall be transferable by the Participant, other than by will or the laws of descent and distribution. During a Participant's lifetime, a Stock Option granted hereunder shall be exercisable only by the Participant and only if, at all times during the period, beginning on the date the Stock Option was granted and ending three years (or one year in the case of a Director who is permanently disabled within the meaning of Section 22(e)(3) the Internal Revenue Code) before the date of the exercise of such Stock Option, such Participant was a Director with the Company.

     (e) The exercise price of any Stock Option granted hereunder shall be paid in cash or immediately available funds or in Stock with a current market value equal to all or part of the exercise price, or both. Any Stock Option granted to an Independent Director shall not be exercisable for at least six months following the date such Stock Option was granted or awarded.

     (f) In addition to granting Stock Options to Independent Directors, as provided herein, a majority of the Board of Directors (exclusive of any Directors who are Participants in the Plan pursuant to this Section) may elect to pay the Director's fees of any Independent Director by the issuance of Common Stock for services rendered; provided that such Stock shall be valued at its fair market value prior to the date such Director's fee is due and payable. The fair market value of any Stock issued to an Independent Director under this Section shall be determined in the same manner as set forth in Section 7(c) of this Plan.

     (g) The right to grant Options under this Section 8 shall expire upon the date this Plan expires.

     (h) A Participant, as a condition to the exercise of any Stock Option, shall execute and deliver to the Company an investment letter in such form as the Board of Directors, with the advice of legal counsel, may from time to time determine to be appropriate.

     (i) Any funds received pursuant to the exercise option under this Section 8 shall be used for general corporate purposes.

     (j) Any options granted under this Section 8 shall be subject to all other terms and conditions of all other terms and conditions of this Plan which are not inconsistent with this Section.

9. MERGERS OR CONSOLIDATIONS

     If the Company at any time dissolves or undergoes a reorganization, including, without limitation, a merger or consolidation with any other corporation, in any manner or form whatsoever, and the Company is not the surviving corporation and the surviving corporation does not agree to assume the options granted pursuant to this Plan, or to substitute options in place thereof, the Stock Grants made under this Plan may be terminated and canceled by a resolution of the Board of Directors, subject to the procedures set forth in this Section. Prior to any termination of this Plan or the Stock Grants made hereunder, each Participant holding an outstanding Stock Grant not yet exercised shall be notified of such termination and cancellation, and shall be provided a period of not less than 15 days in which to exercise such Stock Grant prior to its termination. A Participant's rights under the preceding sentence shall apply without regard to whether such rights are specifically stated in any Stock Option Agreement. In connection with any such termination of Stock Grants, the Committee may, in its sole discretion, prescribe such terms and conditions as the Committee deems appropriate and authorize the exercise of such Stock Grants with respect to all shares covered. Any Stock Grant not exercised in accordance with such prescribed terms and conditions shall terminate as of the date specified by the Committee, and simultaneously, the Plan itself shall be terminated, without further action by shareholders of the Company.

10. TERMINATION OF EMPLOYMENT

     Except as provided in Section 7(k), any Stock Grant made pursuant to this Plan shall immediately terminate upon a Participant's termination of employment with the Company, unless such termination of employment occurs by reason of the death or retirement (including early retirement) of the Participant or on account of the permanent and total disability of the Participant (as such term is defined in Section 22(e)(3) of the Code and the regulations therein). Upon retirement, a Participant (or the administrator or conservator of the Participant's estate) may, subject to Section 7(i) of the Plan, exercise any Stock Option granted in full within three months of retirement or, in the event the Participant retired or terminated employment on account of "permanent and total disability" (as that term is defined in Section 22(e)(3) of the Code), within one year of retirement. Should a Participant die while in the employment of the Company or within three months after retirement, the Participant's personal representative of his or her estate or other person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the deceased optionee may, subject to Section 7(i) of the Plan or any contrary provision of the Stock Grant Agreement, exercise the option in full within two years from the date of the optionee's death.

11. EXPIRATION DATE OF PLAN

     If not earlier terminated, this Plan shall terminate on September 1, 2009. In no event shall any Stock Option be granted under this Plan after September 1, 2009. In no event shall any ISO be granted under this Plan after September 1, 2009.

12. ADJUSTMENT TO SHARES SUBJECT TO STOCK OPTION

     In the event the issued and outstanding Stock of the Company is increased or decreased by reason of any stock split, reverse stock split, subdivision, stock dividend, reorganization, or reclassification, the Stock subject to any unexercised Stock Grant shall be automatically adjusted, without further action on the part of any person, to reflect the effect of such event, as if the shares of Stock subject to such Stock Grant were then issued and outstanding.

13. CORPORATE ACTION

     The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of any kind to its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

14. RIGHTS AS A SHAREHOLDER

     A Participant shall have no rights as a shareholder of the Company with respect to any shares of Stock subject to a Stock Grant made hereunder until the date of the issuance of a stock certificate to the Participant for such shares. Except as provided in Sections 6(b) and 12, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date precedes the date a stock certificate is issued to a Participant upon exercise of a Stock Grant, except as otherwise provided in this Plan.

15. INVESTMENT PURPOSE

     The Stock Grant and the Stock which is subject to any Stock Grant issued under this Plan have not been registered with the Securities and Exchange Commission. Each Stock Grant made under this Plan is subject to the condition that the purchase of Stock hereunder by a Participant is for investment purposes only, and not with a view to the subsequent resale or distribution of such Stock, unless such Stock is registered under the Securities Act of 1933, as amended, or an exemption from registration is available.

16. INVESTMENT LETTER

     Any Participant exercising a Stock Grant shall, as a condition to such exercise, execute and deliver to the Company an investment letter in any form the Committee may require.

17. AMENDMENT OF THE PLAN

     The Board may terminate, suspend, discontinue, modify or amend this Plan in any respect whatsoever, except that, without approval of the shareholders of the Company, no such revision or amendment shall change the number of shares of stock of the Company subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted or remove the administration of the Plan from the Committee. The preceding sentence notwithstanding, the Company may not terminate this Plan with respect to any issued and outstanding Stock Grant unless it gives the Participant notice of termination and not less than 15 days in which to exercise such Stock Grant, if such Stock Grant is then exercisable. To the extent this Plan has authorized the Committee to grant ISOs, this Plan shall be interpreted and construed so as to qualify as an incentive stock option plan under Section 422 of the Code and the regulations thereunder.

18. APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of shares of Stock pursuant to the exercise of options shall be used for general corporate purposes.

19. OBLIGATION TO EXERCISE GRANT

     A Stock Grant shall impose no obligation upon the grantee to exercise such grant.

20. APPROVAL OF SHAREHOLDERS; TERMINATION OF PLAN

     This Plan shall be effective as of the Effective Date, subject to the approval of the shareholders of the Company who hold a majority of the issued and outstanding shares of all classes of stock of the Company, which approval must occur within the period beginning 12 months before and ending 12 months after the date the Plan is adopted by the Board of Directors. The Committee may cause Stock Grants to be made under the Plan, subject to the Plan being approved by the Company's shareholders within the period described above. If for any reason the Company's shareholders should fail to approve this Plan within the time stated, all Stock Grants made hereunder shall be void.

     IN WITNESS WHEREOF, the foregoing Plan was approved by the Board of Directors on September 2, 1999, and by a majority of the shareholders of the Company on October 12, 1999 and is executed by the undersigned officers of the Company, being duly authorized to do so.

                                    SPORTS GROUP INTERNATIONAL, INC.,
                                    a Florida corporation


                                    By /s/ Kevin Blackwell
                                       -----------------------------------------
                                       Kevin Blackwell, President & CEO


                                    By /s/ Kathryn Blackwell
                                       -----------------------------------------
                                       Kathryn Blackwell, Secretary

CERTIFICATION OF SPORTS GROUP INTERNATIONAL, INC.

     IN WITNESS WHEREOF, this Plan was adopted by the Board of Directors of Sports Group International, Inc., a Florida corporation ("Sports Group"), on September 2, 1999, subject to the condition that it be approved by the shareholders of Sports Group on or before September 1, 2000, and was executed by the Chairman of the Board of Sports Group and its Secretary as of September 2, 1999. The Plan was approved by a majority of the shareholders of Sports Group on October 12, 1999.

     DATED as of this 13 day of October, 1999.


                                    SPORTS GROUP INTERNATIONAL, INC.,
                                    a Florida corporation


                                    By /s/ Kathryn Blackwell
                                       -----------------------------------------
                                       Kathryn Blackwell, Secretary

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPORTS GROUP INTERNATIONAL, INC. ANNUAL MEETING TO BE HELD ON 12/28/00 FOR HOLDERS OF RECORD AS OF 11/15/00

CUSIP: 84918W104

THE UNDERSIGNED HEREBY APPOINTS KEVIN BLACKWELL AND KATHRYN BLACKWELL AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED, ALL OF THE SHARES OF COMMON STOCK OF SPORTS GROUP INTERNATIONAL, INC. HELD BY THE UNDERSIGNED ON NOVEMBER 15, 2000, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2000 AT 10:00 A.M. AT THE LAW OFFICES OF RYLEY, CARLOCK & APPLEWHITE, P.A., LOCATED AT 101 N. 1ST AVENUE, SUITE 2700, PHOENIX, ARIZONA OR ANY ADJOURNMENT THEREOF. IF NO INSTRUCTIONS ARE INDICATED ON THE PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN AND IN FAVOR OF ALL PROPOSALS DESCRIBED HEREIN.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

DIRECTORS
1. DIRECTORS RECOMMEND: A VOTE FOR       (MARK X FOR ONLY ONE BOX - IF NOT
   ELECTION OF THE FOLLOWING DIRECTORS:  SPECIFIED, WILL BE VOTED FOR ALL
   01: Kevin Blackwell                   NOMINEES)
   02: Kathryn Blackwell                 [ ] FOR ALL NOMINEES
   03: Robert Corliss
   04: David Guarino                     [ ] WITHHOLD ALL NOMINEES
   05: Don Plato
   06: Haresh Shah                       [ ] WITHHOLD AUTHORITY TO VOTE FOR ANY
                                             INDIVIDUAL NOMINEE. WRITE NUMBER(S)
                                             OF NOMINEE(S) BELOW. USE NUMBER
                                             ONLY.
                                             __________________________________

                                           DIRECTORS
PROPOSAL(S)                                RECOMMEND   FOR   AGAINST    ABSTAIN
-----------                                ---------   ---   -------    -------
2. TO APROVED AND RATIFY THE SELECTION      FOR        [ ]     [ ]        [ ]
   OF KING, WEBER & ASSOCIATES, P.C.
   AS INDEPENDENT AUDITORS FOR THE
   COMPANY FOR
3. THE FISCAL 2000 YEAR TO APPROVE AN       FOR        [ ]     [ ]        [ ]
   AMENDMENT TO THE COMPANY'S ARTICLES
   OF INCORPORATION TO EFFECTUATE A
   NAME CHANGE TO KAHALA CORP.;
4. TO APPROVE AN AMENDMENT TO THE           FOR        [ ]     [ ]        [ ]
   COMPANY'S ARTICLES OF INCORPORATION
   TO AUTHORIZE 160,000 SHARES OF AN
   ADDITIONAL SERIES OF THE COMPANY'S
   PREFERRED STOCK;
5. TO APPROVE AN AMENDMENT TO THE           FOR        [ ]     [ ]        [ ]
   COMPANY'S 1999 STOCK OPTION PLAN
   (THE "PLAN") TO ALLOW AN ADDITIONAL
   3,000,000 SHARES OF COMMON STOCK TO
   BE ISSUED UNDER THE PLAN;                FOR        [ ]     [ ]        [ ]
6. TO TRANSACT ANY OTHER BUSINESS AS
   MAY PROPERLY COME BEFORE THE
   ANNUAL MEETING.

---------------------------------------     ------------------------------------
SIGNATURE(S)                                DATE

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.